     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 1999

                                                 REGISTRATION NO. 333-
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               CERUS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        68-0262011
            (STATE OF INCORPORATION)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                         2525 STANWELL DRIVE, SUITE 300
                               CONCORD, CA 94520
                                 (925) 603-9071
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                               STEPHEN T. ISAACS
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               CERUS CORPORATION
                         2525 STANWELL DRIVE, SUITE 300
                               CONCORD, CA 94520
                                 (925) 603-9071
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

            ALAN C. MENDELSON, ESQ.                            DAVID J. SEGRE, ESQ.
             HOWARD G. ERVIN, ESQ.                       WILSON SONSINI GOODRICH & ROSATI
              ANDREA VACHSS, ESQ.                            PROFESSIONAL CORPORATION
               COOLEY GODWARD LLP                               650 PAGE MILL ROAD
         ONE MARITIME PLAZA, 20TH FLOOR                        PALO ALTO, CA 94306
            SAN FRANCISCO, CA 94111                               (650) 493-9300
                 (415) 693-2000

        Approximate date of commencement of proposed sale to the public:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-72185

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
TITLE OF CLASS OF                                     PROPOSED MAXIMUM        PROPOSED MAXIMUM
SECURITIES TO BE                AMOUNT TO BE              OFFERING               AGGREGATE               AMOUNT OF
REGISTERED                     REGISTERED(1)          PRICE PER SHARE        OFFERING PRICE(2)      REGISTRATION FEE(2)
-------------------------------------------------------------------------------------------------------------------------
Common Stock, par value
  $.001 per share........         230,000                  $21.00                $4,830,000                $1,343
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

(1) Includes 30,000 shares of Common Stock issuable upon exercise of the underwriters' over-allotment option.

(2) Calculated in accordance with Rule 457(c) of the Securities Act of 1933, as amended, based on the public offering price of $21.00 per share.

        THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

                                EXPLANATORY NOTE

        This registration statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3. Incorporated by reference herein is, in its entirety, the Registration Statement on Form S-3 (File No. 333-72185) of Cerus Corporation, as amended, which was declared effective by the Securities and Exchange Commission on March 31, 1999.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Concord, State of California, on the 31st day of March, 1999.

                                          CERUS CORPORATION


                                          By:     /s/ STEPHEN T. ISAACS


                                            ------------------------------------
                                            Stephen T. Isaacs
                                            President and Chief Executive
                                              Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----
                /s/ STEPHEN T. ISAACS                  President, Chief Executive       March 31, 1999
-----------------------------------------------------  Officer and Director (Principal
                  Stephen T. Isaacs                    Executive Officer)

                          *                            Chief Financial Officer and      March 31, 1999
-----------------------------------------------------  Vice President, Finance
                  Robert E. Miller                     (Principal Financial and
                                                       Accounting)

                          *                            Director                         March 31, 1999
-----------------------------------------------------
                     B.J. Cassin

                          *                            Director                         March 31, 1999
-----------------------------------------------------
                   John E. Hearst

                          *                            Director                         March 31, 1999
-----------------------------------------------------
                  Peter H. McNerney

                          *                            Director                         March 31, 1999
-----------------------------------------------------
                    Dale A. Smith

                          *                            Director                         March 31, 1999
-----------------------------------------------------
                  Henry E. Stickney

             *By: /s/ STEPHEN T. ISAACS
  ------------------------------------------------
                  Stephen T. Isaacs
                  Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  5.1     Opinion of Cooley Godward LLP.
 23.1     Consent of Ernst & Young LLP, Independent Auditors.
 23.2     Consent of Cooley Godward LLP (Reference is made to Exhibit
          5.1).